Exhibit 10.16


         THIS  WARRANT  AND  THE  SHARES  ISSUABLE  UPON  THE  EXERCISE OF
         THIS WARRANT HAVE NOT BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRA-TION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

                                                                 Right  to
                                                                 Purchase
                                                                 2,000,000
                                                                 Shares  of
                                                                 Common  Stock,
                                                                 par value $.001
                                                                 per  share

                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Lionheart Associates, LLC doing business as Fairhills Capital or its registered assigns, is entitled to purchase from PEDIATRIC PROSTHETICS, INC., an Idaho corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, 2,000,000 fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at an exercise price per share equal to $0.10 (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. The term "Warrants" means this Warrant.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.  MANNER  OF  EXERCISE;  ISSUANCE  OF  CERTIFICATES;  PAYMENT FOR SHARES.
         ----------------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or offi-cial bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been deliv-ered, and payment shall have been made for such shares as set forth above. Certifi-cates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time
        ------------------
to time on or after the date on which this Warrant is effective, as provided below, and before 6:00 p.m., New York, New York time on the seventh (7th) anniversary of the date of issuance (the "Exercise Period").

     3.  CERTAIN  AGREEMENTS  OF  THE  COMPANY. The Company hereby covenants and
         -------------------------------------
agrees  as  follows:

          (A) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in
              -----------------------
     accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

          (B)  RESERVATION  OF  SHARES.  During the Exercise Period, the Company
               -----------------------
     shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf-ficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (C)  LISTING.  The  Company  shall  promptly secure the listing of the
               -------
     shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (D)  CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of
               --------------------------
     its charter or through any re-organi-zation, transfer of assets, consolidation, mer-ger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilu-tion or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the general-ity of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (E)  SUCCESSORS  AND  ASSIGNS.  This  Warrant will be binding upon any
               ------------------------
     entity succeeding to the Company by merger, consolidation, or acquisition of all or sub-stantially all the Company's assets.

          (F)  NO FRACTIONAL SHARES. No fractional shares of Common Stock are to
               --------------------
     be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

          (G)  OTHER  NOTICES.  In  case  at  any  time:
               --------------

               (I) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

               (II) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (III) there shall be any capital reorganiza-tion of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substan-tially all its assets to, another corporation or entity; or

               (IV) there shall be a voluntary or involun-tary dissolution, liquidation or winding up of the Company;

          then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such divi-dend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, re-classification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i),
          (ii),  (iii)  and  (iv)  above.

          (H)  CERTAIN  EVENTS.  If any event occurs of the type contemplated by
               ---------------
     the adjustment provisions of this Paragraph 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Paragraph 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

     4.  ISSUE  TAX.  The  issuance  of certificates for Warrant Shares upon the
         ----------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     5.  NO  RIGHTS  OR  LIABILITIES  AS  A  SHAREHOLDER. This Warrant shall not
         -----------------------------------------------
entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.  TRANSFER,  EXCHANGE,  AND  REPLACEMENT  OF  WARRANT.
         ---------------------------------------------------

          (A)  RESTRICTION  ON  TRANSFER. This Warrant and the rights granted to
               -------------------------
     the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, pro-vided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the con-trary. Notwithstanding anything to the contrary contained herein, the registration rights described in Paragraph 8 are not assignable

          (B) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINA-TIONS. This Warrant is
              -------------------------------------------------
     exchange-able, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

          (C)  REPLACEMENT  OF  WARRANT.  Upon  receipt  of evi-dence reasonably
               ------------------------
     satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruc-tion, upon delivery of an indemnity agreement reason-ably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (D)  CANCELLATION;  PAYMENT  OF  EXPENSES.  Upon the surrender of this
               ------------------------------------
     Warrant in connection with any trans-fer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

          (E)  REGISTER.  The Company shall maintain, at its principal executive
               --------
     offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (F)  EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the
               -----------------------------------------
     surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

     7.  REGISTRATION  RIGHTS.  If  at  any time within a twenty-four (24) month
         --------------------
period from the date of this Warrant, the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send written notice of such determination to the holder and, if within fifteen (15) days after the effective date of such notice, such holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Warrant Shares such holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Warrant Shares with respect to which such holder has requested inclusion hereunder as the underwriter shall permit.

     8.  NOTICES.  All  notices,  requests, and other communications required or
         -------
permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 12926 Willowchase Drive, Houston, TX 77070, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to re-ceive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

     9. GOVERNING LAW. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED
        -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE
JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

     10.  MISCELLANEOUS.
          -------------

          (A)  AMENDMENTS.  This  Warrant  and  any provision hereof may only be
               ----------
     amended by an instrument in writing signed by the Company and the holder hereof.

          (B)  DESCRIPTIVE  HEADINGS.  The  descriptive  headings of the several
               ---------------------
     paragraphs of this Warrant are in-serted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (C)  CASHLESS  EXERCISE.  Notwithstanding  anything  to  the  contrary
               ------------------
     contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Warrants with a per Warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock's current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.

          (D)  REMEDIES.  The  Company  acknowledges  that a breach by it of its
               --------
     obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.



     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                 PEDIATRIC PROSTHETICS, INC.



                                 By: /s/ Linda Putback-Bean
                                    ------------------------
                                    Linda Putback-Bean
                                    Chief Executive Officer


Dated June 12, 2006, to be effective as of May 30, 2006

                           FORM OF EXERCISE AGREEMENT


                                                      Dated:  ________ __, 200_


To:     ______________________



     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes pay-ment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 10(c) of the Warrant) equal to $_________. Please issue a certificate or certifi-cates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                                 Name:
                                      ------------------------

                                 Signature:
                                 Address:
                                         ----------------------------

                                         ----------------------------


                                                  Note: The  above   signature
                                                       should correspond exactly
                                                       with the name on the face
                                                       of the within Warrant, if
                                                       applicable.


and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any frac-tion of a share paid in cash.

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:


Name of Assignee               Address                         No of Shares
----------------               -------                         ------------




, and hereby irrevocably constitutes and appoints
___________________________________ as agent and attorney-in-fact to trans-fer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.



Dated:     ________ __, 200_


In the presence of:
                                          --------------------------------
                                     Name:
                                          --------------------------------

                                     Signature:
                                               ---------------------------
                                     Title of Signing Officer or Agent (if any):


                                     -----------------------------
                        Address:
                                     -----------------------------

                                     -----------------------------

                                        Note: The above  signature  should
                                             correspond exactly with the name on
                                             the  face of the within Warrant, if
                                             applicable.